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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas

New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2010

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.

ITEM 1. REPORT TO SHAREHOLDERS

Annual Report

December 31, 2010

PCM Fund, Inc.

12.31.10	PCM Fund, Inc. Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Stockholder:

The U.S. economy expanded throughout 2010, as the recession of 2007-09 receded further into the rear view mirror. As the year progressed, this expansion gathered steam, with gross domestic product (“GDP”) growing at an annualized rate of 1.7% during the second quarter of 2010, 2.6% in the third quarter and 3.2% during the fourth quarter. The improving economy was also reflected in the solid performance stock market, equities ended the year perched at levels not seen since 2008. Bond prices experienced gains early in the year, but as the economy strengthened, some of those gains were given back as interest rates rose.

Twelve Months in Review

For the twelve-month fiscal period ended December 31, 2010, PCM Fund returned 45.93% on net asset value (“NAV”) and 54.01% on market price. The U.S. Treasury market, as measured by the Barclays Capital U.S. Treasury Index, gained 9.38% and the Barclays Capital Mortgage Index, a broad measure of mortgage bond performance, returned 5.50%. The Barclays Capital U.S. Aggregate Index, a broad measure of government and corporate bond performance, returned 6.54%, and the Barclays Capital U.S. Credit Index, a measure of corporate bond performance, returned 6.59% for the year ended December 31, 2010.

With one notable exception — housing — the U.S. economic recovery was fairly broad-based. Consumer confidence — and with it retail sales — perked up. The manufacturing sector — approximately 9% of the U.S. economy — expanded in December for the 17th consecutive month, according to a key gauge.

As the economy advanced, many investors responded by shifting out of the U.S. Treasury market — a perceived safe haven during difficult times — and into riskier asset classes such as stocks and corporate bonds.

However, progress was not linear. During the Spring of 2010, signs emerged that the U.S. economy — which registered its slowest growth between April and June — was slowing down. In Europe, a sovereign debt crisis affected several countries, casting a shadow across the continent. Moreover, key emerging markets such as China and Brazil, showed signs of cooling off. Some investors reversed course, moving back into the Treasury market. Stocks fell accordingly.

The mid-year perception that the U.S. economy was cooling caused another reversal. The Federal Reserve (the “Fed”) announced it would purchase as

2	PCM Fund, Inc. Annual Report	12.31.10

much as $900 billion in Treasury bonds through June 2011. The goal of this so-called “quantitative easing” was to stimulate the economy by lowering lower interest rates.

Previously, the Fed had begun withdrawing similar stimulus measures that had been put in place during the recession. The Fed also raised the discount-rate - the interest rate it charges banks for direct loans — to 0.75% from 0.50%. The move was seen as a signal for banks to borrow money not from the government, but from a healthier private sector. The Fed continued to maintain its closely-

watched Federal Funds Rate — the interest rate banks charge to lend federal funds to other banks, usually on an overnight basis — in the 0.0% to 0.25% range.

The Road Ahead

When we last reported to you six months ago, there were concerns that the U.S. economy could slip back into recession, or even deflation. Those concerns have largely evaporated. Although housing remains troubled and unemployment is stubbornly high, our expectation is that economic growth will continue and may, in fact, shift into a relatively higher gear. At some point, unemployment is likely to decline, and with the American consumer representing approximately two-thirds of the economy, this should boost the recovery still further.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s stockholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

12.31.10	PCM Fund, Inc. Annual Report	3

PCM Fund, Inc. Fund Insights

December 31, 2010 (unaudited)

For the fiscal year ended December 31, 2010, PCM returned 45.93% on net asset value and 54.01% on market price prior to the deduction of fees, outperforming the unmanaged Barclay’s CMBS Investment Grade Index (the “benchmark index”), which returned 20.40% during the reporting period.

Overall bond markets turned in solid performance in 2010, though gains were moderated by a partial retracement during the fourth quarter. Sovereign and high-quality bonds in particular benefited from general risk aversion early in the year, as mounting concerns about the fiscal health of peripheral European economies as well as continued anemic employment and housing data in the U.S weighed on expectations. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries added to the anxiety.

The creation of the Greek bailout package late in the second quarter served to reassure markets, as did the growing expectation for further quantitative easing by the Fed, leading to a sharp and sustained rally for risk assets from July 2010 through the end of October 2010. In November, the Federal Reserve (the “Fed”) announced its widely anticipated second round of quantitative easing (“QE2”), which included a commitment to purchase a total of as much as $850 to $900 billion of longer-maturity Treasuries through June 2011. Gains in manufacturing, retail sales and consumer confidence, as well as surging equity markets and a rise in inflation expectations indicated that the Fed’s efforts were having an impact. While QE2 raised concern about long term inflation risk, actual levels of inflation excluding volatile food and fuel costs remained below the Fed’s targeted range during the quarter. Treasury yields rose in the final months of the year as investors turned to riskier assets in pursuit of higher returns, though yields ended the year broadly lower at all segments of the curve.

Risk exposures drive absolute gains

The outperformance of riskier segments of the bond market for the calendar year supported the Fund’s absolute returns. The Fund’s exposure to commercial mortgage-backed securities (“CMBS”), one of the best performing asset classes during the reporting period, enhanced performance as investor demand for higher yielding assets and positive supply technicals benefitted the sector. That said, not all CMBS exposure was beneficial. A large allocation to super-senior CMBS detracted from Fund performance as the rally in risk assets was more beneficial to bonds from the lower (less senior) portion of the CMBS capital structure.

Exposure to financials also detracted from performance, as the sector underperformed the Barclays CMBS Index, largely a result of increased regulatory pressures. Although the non-Agency Mortgage - Backed Securities (“MBS”) sector benefitted from lack of new issue supply and investor demand for higher yielding assets, senior non-Agency MBS positions detracted from performance as the sector was unable to keep pace with the rally in BBB CMBS.

4	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Fund Performance & Statistics

December 31, 2010 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	54.01%	45.93%
5 Year	6.71%	8.83%
10 Year	9.10%	8.66%
Commencement of Operations (9/2/93) to 12/31/10	8.23%	8.37%

Market Price/NAV Performance:

Commencement of Operations (9/2/93) to 12/31/10

Market Price/NAV:

Market Price	$10.80

NAV	$9.88
Premium to NAV	9.31%
Market Price Yield(2)	8.89%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to stockholders by the market price per share at December 31, 2010.

12.31.10	PCM Fund, Inc. Annual Report	5

PCM Fund, Inc. Schedule of Investments

December 31, 2010

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
MORTGAGE-BACKED SECURITIES – 125.7%
	$575	Adjustable Rate Mortgage Trust, 3.047%, 1/25/36, CMO, VRN	Caa3/CCC	$393,611
		Banc of America Alternative Loan Trust, CMO,
	804	5.761%, 4/25/37, VRN	Ca/NR	585,951
	387	6.25%, 1/25/37	C/NR	109,098
		Banc of America Commercial Mortgage, Inc., CMO (h),
	2,000	5.414%, 9/10/47	Aaa/AAA	2,096,128
	2,500	7.224%, 4/15/36, VRN	A1/NR	2,507,963
	150	7.812%, 11/15/31, VRN	Aaa/AAA	150,125
		Banc of America Funding Corp., CMO,
	1,170	2.997%, 12/20/34, VRN	NR/A-	798,907
	435	5.701%, 3/20/36, FRN	Caa1/BB	364,241
	1,138	7.00%, 10/25/37	NR/CCC	868,894
	1,500	Banc of America Large Loan, Inc., 0.730%, 3/15/22, CMO, FRN (a)(c)	NR/BBB-	1,335,461
	696	Banc of America Mortgage Securities, Inc., 5.023%, 6/25/35, CMO, FRN	B3/NR	626,914
	1,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a)(c)	Aa2/NR	943,921
		Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
	2,000	2.871%, 10/25/35	NR/BB	1,686,527
	467	4.752%, 5/25/34 (h)	A2/A+	456,872
		Bear Stearns Alt-A Trust, CMO,
	393	3.498%, 9/25/34, VRN	A2/AAA	322,643
	702	4.967%, 5/25/36, VRN	Ca/CC	436,992
	1,895	5.170%, 8/25/36, VRN	Caa3/D	1,044,796
	322	5.325%, 7/25/35, FRN	Caa3/CCC	224,914
	827	6.046%, 8/25/36, VRN	Caa3/CCC	546,982
	280	Bear Stearns Asset Backed Securities Trust, 5.50%, 12/25/35, CMO	Caa2/D	241,377
		Bear Stearns Commercial Mortgage Securities, CMO,
	200	0.480%, 3/15/19, FRN (a)(c)	A2/BB+	189,044
	1,300	5.625%, 3/13/40, VRN (a)(c)	NR/BBB+	1,102,654
	3,000	5.694%, 6/11/50, VRN (h)	NR/A+	3,185,130
	2,000	5.717%, 6/11/40, VRN (h)	Aaa/NR	2,137,111
	1,000	5.811%, 5/11/39, VRN (a)(c)	NR/BBB+	894,701
	1,103	6.50%, 2/15/32	NR/D	16,465
	1,630	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(c)	C/BB-	818,895
	800	Chase Mortgage Finance Corp., 6.00%, 3/25/37, CMO	Caa3/CCC	705,027
	2,500	Citigroup Commercial Mortgage Trust, 5.698%, 12/10/49, CMO, VRN (h)	Aaa/AA	2,676,364
		Citigroup Mortgage Loan Trust, Inc., CMO, VRN,
	702	2.986%, 8/25/35	Caa2/NR	520,769
	843	5.178%, 9/25/35	NR/CCC	752,167
	871	5.536%, 11/25/36	NR/CCC	662,970
	4,012	Citigroup/Deutsche Bank Commercial Mortgage Trust,
		5.322%, 12/11/49, CMO (h)	Aaa/A-	4,164,779
	276	Citimortgage Alternative Loan Trust, 5.50%, 4/25/22, CMO	B3/NR	247,473
	3,000	Commercial Capital Access One, Inc., 7.883%, 11/15/28, CMO, VRN (a)(c)	NR/NR	1,144,892

6	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Schedule of Investments

December 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
		Commercial Mortgage Pass Through Certificates, CMO (a)(c),
	$1,500	6.586%, 7/16/34 (h)	Aaa/AAA	$1,528,660
	1,500	6.811%, 7/16/34, VRN	Aa2/A+	1,498,525
		Countrywide Alternative Loan Trust, CMO,
	1,878	0.441%, 6/25/47, FRN	Caa3/CCC	1,147,367
	558	0.541%, 2/25/37, FRN	Caa3/CCC	330,430
	430	0.551%, 2/25/36, FRN	C/CC	129,847
	370	6.00%, 11/25/35	Caa3/CCC	308,565
	1,277	Countrywide Home Loan Mortgage Pass Through Trust,
		6.00%, 5/25/37, CMO	Caa2/NR	969,966
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	22,169	1.402%, 12/15/35, IO, VRN (a)(c)(h)	NR/AAA	441,965
	3,000	6.574%, 12/15/35 (h)	Aaa/AAA	3,119,535
	153	7.00%, 2/25/33	Aaa/AAA	161,039
	2,000	7.46%, 1/17/35, VRN	NR/NR	2,219,161
		Credit Suisse Mortgage Capital Certificates, CMO,
	5,000	5.467%, 9/15/39 (h)	Aaa/AAA	5,251,260
	444	5.896%, 4/25/36	Caa3/CCC	315,080
	357	6.50%, 5/25/36	Ca/D	233,022
	1,925	CW Capital Cobalt Ltd., 5.223%, 8/15/48, CMO (h)	NR/AA-	2,006,537
	3,442	FFCA Secured Lending Corp., 1.120%, 9/18/27, CMO, IO, VRN (a)(c)	Aaa/NR	65,074
	371	First Horizon Alternative Mortgage Securities,
		2.376%, 8/25/35, CMO, FRN	C/CCC	93,114
	347	First Horizon Asset Securities, Inc., 2.875%, 4/25/35, CMO, FRN	Baa2/AAA	336,708
	2,000	First Union-Lehman Brothers-Bank of America, 6.778%, 11/18/35, CMO (h)	Aaa/AAA	2,088,534
	15,929	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO, VRN (b)(e)	NR/NR	95,249
		GMAC Commercial Mortgage Securities, Inc., CMO (a)(c),
	2,000	6.50%, 5/15/35 (h)	NR/B	2,082,822
	1,500	6.975%, 5/15/30, VRN	NR/NR	1,189,348
	1,500	8.192%, 9/15/35, VRN	NR/NR	1,493,289
		Greenwich Capital Commercial Funding Corp., CMO,
	1,500	5.419%, 1/5/36, VRN (a)(c)	A2/A+	1,516,318
	2,000	5.444%, 3/10/39 (h)	Aaa/A	2,110,148
		GS Mortgage Securities Corp. II, CMO,
	18,405	1.587%, 8/10/43, IO, VRN (a)(c)	Aaa/NR	1,658,170
	5,750	5.56%, 11/10/39 (h)	Aaa/NR	6,107,461
	3,480	7.397%, 8/5/18, VRN (a)(c)	Baa2/NR	2,937,533
	1,000	Harborview Mortgage Loan Trust, 5.881%, 6/19/36, CMO, VRN	Ca/D	595,626
	280	Indymac Index Mortgage Loan Trust, 0.661%, 11/25/34, CMO, FRN	Ba1/BB	191,658
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
	9,148	1.306%, 3/12/39, IO, VRN (a)(c)	Aaa/NR	215,953
	2,000	5.653%, 3/18/51, VRN (a)(c)	A1/NR	1,890,399
	1,400	5.742%, 2/12/49, VRN	Aa2/A+	1,489,596
	1,195	5.794%, 2/12/51, VRN	Aaa/A+	1,274,767
	1,150	5.989%, 2/15/51, VRN	Aaa/A-	1,205,956
	2,000	6.162%, 5/12/34 (h)	Aaa/NR	2,079,386

12.31.10	PCM Fund, Inc. Annual Report	7

PCM Fund, Inc. Schedule of Investments

December 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
		JPMorgan Mortgage Trust, CMO,
	$585	2.978%, 7/25/35, FRN	B1/B+	$534,829
	439	5.139%, 10/25/35, VRN	B1/NR	432,801
		LB Commercial Conduit Mortgage Trust, CMO,
	950	5.942%, 7/15/44, VRN	Aaa/A	1,017,764
	1,100	6.41%, 6/15/31 (a)(c)	Ba2/NR	835,903
		LB-UBS Commercial Mortgage Trust, CMO,
	1,278	5.347%, 11/15/38 (h)	NR/AAA	1,352,984
	1,500	5.683%, 7/15/35 (a)(c)	Ba1/BBB-	1,364,337
	1,572	6.95%, 3/15/34, VRN (a)(c)	Aa2/A	1,618,654
	1,714	Lehman Mortgage Trust, 6.00%, 5/25/37, CMO	NR/D	1,313,305
	1,777	Luminent Mortgage Trust, 0.431%, 12/25/36, CMO, FRN	Caa2/B+	1,165,455
	2,000	MASTR Asset Securitization Trust, 6.00%, 6/25/36, CMO, FRN	Caa2/CCC	1,739,122
	1,500	Merrill Lynch Mortgage Investors, Inc., 6.838%, 12/15/30, CMO, VRN	Aaa/AA+	1,634,009
		Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO,
	1,500	5.485%, 3/12/51, VRN (h)	Aaa/NR	1,531,989
	2,300	5.70%, 9/12/49	NR/A+	2,404,256
		MLCC Mortgage Investors, Inc., CMO, FRN,
	603	0.471%, 7/25/30	A2/AAA	439,423
	184	0.511%, 11/25/35	B1/BBB	166,537
	633	0.511%, 11/25/35	B3/BBB	544,763
	475	0.591%, 11/25/29	Aaa/AAA	420,006
		Morgan Stanley Capital I, CMO,
	2,000	5.447%, 2/12/44, VRN	Aaa/A	2,078,739
	315	5.692%, 4/15/49, VRN	Aa2/A-	327,010
	558	5.809%, 12/12/49	NR/A+	596,604
		Morgan Stanley Mortgage Loan Trust, CMO,
	771	3.242%, 1/25/35, VRN	NR/CCC	98,203
	1,000	6.00%, 8/25/37	NR/CCC	908,486
	1,540	Nationslink Funding Corp., 7.105%, 8/20/30, CMO, VRN (a)(c)	NR/BBB+	1,658,166
		Ocwen Residential MBS Corp., CMO, VRN (a)(c),
	129	6.845%, 6/25/39 (d)	NR/NR	5,171
	1,856	7.00%, 10/25/40 (e)	C/NR	211,202
		RBSCF Trust, CMO, VRN (a)(c),
	1,000	5.223%, 8/16/48	NR/NR	967,076
	1,000	5.331%, 2/16/44 (e)	NR/NR	958,409
	1,000	5.336%, 5/16/47	NR/NR	975,982
	2,744	6.068%, 2/17/51	NR/NR	2,607,689
		Residential Accredit Loans, Inc., CMO,
	916	5.302%, 1/25/36, VRN	Caa3/D	514,475
	720	6.00%, 8/25/35	NR/CCC	623,978
	761	6.50%, 9/25/37	NR/CC	516,326
	578	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	NR/D	399,683
	1,000	Residential Funding Mortgage Securities I, 6.00%, 6/25/36, CMO	Caa2/CCC	892,014
		RMF Commercial Mortgage Pass Through Certificates, CMO (a)(c),
	212	7.471%, 1/15/19	NR/NR	211,931
	265	9.350%, 1/15/19, VRN	NR/NR	264,756

8	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Schedule of Investments

December 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
	$303	Sequoia Mortgage Trust, 0.461%, 7/20/36, CMO, FRN	B1/BBB+	$247,743
		Structured Adjustable Rate Mortgage Loan Trust, CMO,
	500	5.510%, 9/25/36, FRN	NR/CCC	387,244
	1,613	5.736%, 4/25/36, VRN	NR/CC	1,242,144
	894	5.860%, 1/25/36, VRN	NR/CCC	702,807
	1,378	6.014%, 11/25/36, VRN	NR/CC	1,063,550
	1,854	Structured Asset Mortgage Investments, Inc., 0.471%, 8/25/36, CMO, FRN	Caa3/CCC	1,168,983
	423	Structured Asset Securities Corp., 5.00%, 5/25/35, CMO	B2/A	438,119
	390	TBW Mortgage-Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	NR/D	254,147
	1,500	TIAA Retail Commercial Trust, 5.77%, 6/19/33, CMO (a)(c)	NR/BBB	1,565,749
	3,000	TrizecHahn Office Properties, 7.604%, 5/15/16, CMO (a)(c)	Baa1/A	2,985,330
		Wachovia Bank Commercial Mortgage Trust, CMO,
	41,416	0.455%, 10/15/41, IO, VRN (a)(c)	Aaa/AAA	783,317
	551	1.261%, 9/15/21, FRN (a)(c)	Caa1/CCC-	509,975
	2,500	5.188%, 2/15/41, VRN (a)(c)	Baa2/BBB-	2,232,042
	1,000	5.509%, 4/15/47	Aa2/BBB+	1,021,328
	5,044	5.605%, 2/15/35, VRN (a)(c)(h)	NR/AA-	4,990,859
	1,825	5.902%, 2/15/51, VRN (h)	Aaa/BBB	1,887,489
	1,133	WaMu Mortgage Pass Through Certificates, 5.302%, 12/25/36, CMO, VRN	NR/CCC	871,689
	250	Wells Fargo Alternative Loan Trust, 5.50%, 7/25/22, CMO	NR/CC	221,634
	900	Wells Fargo Mortgage-Backed Securities Trust,
		5.739%, 10/25/36, CMO, VRN	Caa1/NR	775,165

Total Mortgage-Backed Securities (cost-$135,093,612)				142,020,177

CORPORATE BONDS & NOTES – 44.1%
Airlines – 7.3%
	4,706	American Airlines Pass Through Trust, 6.817%, 11/23/12 (h)	B2/B+	4,750,707
	460	Northwest Airlines, Inc., 1.034%, 5/20/14, FRN (MBIA) (h)	Baa2/A-	435,146
		United Air Lines Pass Through Trust (h),
	869	6.636%, 1/2/24	Baa2/BB+	871,018
	952	9.75%, 1/15/17	Baa2/BBB+	1,094,484
	944	10.40%, 5/1/18	Baa2/BBB+	1,090,674

				8,242,029

Automotive – 0.7%
	750	Tenneco, Inc., 8.625%, 11/15/14 (h)	B3/B	775,312

Banking – 4.8%
	1,000	American Express Bank FSB, 0.391%, 5/29/12, FRN (h)	A2/BBB+	995,960
	2,200	Discover Bank, 7.00%, 4/15/20 (h)	Ba1/BBB-	2,369,158
	2,000	Regions Financial Corp., 7.75%, 11/10/14 (h)	Ba3/BB+	2,081,720

				5,446,838

Energy – 0.9%
	950	Consol Energy, Inc., 8.00%, 4/1/17 (a)(c)(h)	B1/BB	1,016,500

12.31.10	PCM Fund, Inc. Annual Report	9

PCM Fund, Inc. Schedule of Investments

December 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Financial Services – 12.2%
		Ally Financial, Inc.,
	$10	5.90%, 1/15/19	B3/B	$8,530
	20	6.00%, 2/15/19	B3/B	17,167
	106	6.00%, 3/15/19	B3/B	91,023
	30	6.15%, 3/15/16	B3/B	27,728
	20	6.30%, 8/15/19	B3/B	17,555
	16	6.50%, 10/15/16	B3/B	14,878
	23	6.65%, 6/15/18	B3/B	21,127
	25	6.70%, 6/15/18	B3/B	23,033
	19	6.75%, 8/15/16	B3/B	17,863
	12	6.75%, 6/15/17	B3/B	11,215
	18	6.75%, 9/15/18	B3/B	16,448
	35	6.75%, 10/15/18	B3/B	31,829
	2	6.80%, 10/15/18	B3/B	1,826
	12	6.85%, 4/15/16	B3/B	11,392
	174	6.90%, 8/15/18	B3/B	161,070
	30	7.00%, 6/15/17	B3/B	28,254
	3	7.00%, 2/15/18	B3/B	2,847
	100	7.00%, 3/15/18	B3/B	94,612
	5	7.00%, 5/15/18	B3/B	4,680
	55	7.00%, 8/15/18	B3/B	51,219
	14	7.05%, 3/15/18	B3/B	13,283
	32	7.05%, 4/15/18	B3/B	30,258
	100	7.125%, 8/15/12	B3/B	100,019
	6	7.15%, 9/15/18	B3/B	5,617
	60	7.20%, 10/15/17	B3/B	56,833
	5	7.25%, 9/15/17	B3/B	4,724
	38	7.25%, 4/15/18	B3/B	36,156
	60	7.25%, 8/15/18	B3/B	56,677
	30	7.25%, 9/15/18	B3/B	28,253
	195	7.30%, 12/15/17	B3/B	187,350
	102	7.30%, 1/15/18	B3/B	97,927
	76	7.35%, 4/15/18	B3/B	73,095
	20	7.375%, 11/15/16	B3/B	19,493
	36	7.40%, 12/15/17	B3/B	34,256
	14	7.50%, 8/15/17	B3/B	13,323
	12	7.50%, 11/15/17	B3/B	11,628
	8	7.75%, 10/15/17	B3/B	7,837
	19	8.00%, 10/15/17	B3/B	18,846
	18	8.00%, 11/15/17	B3/B	17,894
	5	8.20%, 3/15/17	B3/B	5,014
	322	9.00%, 7/15/20 (h)	B3/B	326,138
	1,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(c)(h)	Baa3/BBB	1,031,448
		CIT Group, Inc. (h),
	183	7.00%, 5/1/13	B3/B+	187,533
	275	7.00%, 5/1/14	B3/B+	278,548
	275	7.00%, 5/1/15	B3/B+	276,485
	459	7.00%, 5/1/16	B3/B+	461,381

10	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Schedule of Investments

December 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Financial Services (continued)
	$642	7.00%, 5/1/17	B3/B+	$645,133
		Ford Motor Credit Co. LLC (h),
	1,000	6.625%, 8/15/17	Ba2/B+	1,052,396
	500	8.00%, 12/15/16	Ba2/B+	559,398
	500	General Electric Capital Corp., 0.422%, 6/12/12, FRN	Aa2/AA+	493,034
	1,600	International Lease Finance Corp., 7.125%, 9/1/18 (a)(c)(h)	Ba3/BBB-	1,708,000
	1,000	Merrill Lynch & Co., Inc., 0.749%, 1/15/15, FRN (h)	A2/A	947,496
	1,200	Morgan Stanley, 0.769%, 10/15/15, FRN (h)	A2/A	1,126,397
		SLM Corp. (h),
	1,000	8.00%, 3/25/20	Ba1/BBB-	1,015,545
	1,100	8.45%, 6/15/18	Ba1/BBB-	1,144,871
	1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(c)	A3/A-	1,037,936

				13,764,518

Hotels/Gaming – 1.1%
	1,100	MGM Resorts International, 9.00%, 3/15/20 (a)(c)(h)	B1/B	1,215,500

Insurance – 7.7%
		American International Group, Inc. (h),
	2,000	4.25%, 5/15/13	A3/A-	2,074,348
	500	5.45%, 5/18/17	A3/A-	507,672
	3,500	5.85%, 1/16/18	A3/A-	3,619,360
	1,350	6.25%, 5/1/36	A3/A-	1,303,818
	1,100	6.40%, 12/15/20	A3/A-	1,156,254

				8,661,452

Oil & Gas – 2.6%
		Anadarko Petroleum Corp. (h),
	200	6.20%, 3/15/40	Ba1/BBB-	195,885
	1,000	6.375%, 9/15/17	Ba1/BBB-	1,090,800
	1,400	6.45%, 9/15/36	Ba1/BBB-	1,400,704
	285	Global Geophysical Services, Inc., 10.50%, 5/1/17	B3/B	285,000

				2,972,389

Paper/Paper Products – 0.9%
	1,000	Weyerhaeuser Co., 7.375%, 3/15/32 (h)	Ba1/BBB-	1,013,595

Real Estate Investment Trust – 2.8%
	1,000	Kilroy Realty L.P., 5.00%, 11/3/15 (h)	Baa3/BBB-	993,802
	2,000	Reckson Operating Partnership L.P., 7.75%, 3/15/20 (h)	Ba2/BB+	2,143,548

				3,137,350

Retail – 2.5%
		CVS Pass Through Trust (h),
	1,748	5.88%, 1/10/28	Baa2/NR	1,778,371
	984	7.507%, 1/10/32 (a)(c)	Baa2/BBB+	1,121,495

				2,899,866

12.31.10	PCM Fund, Inc. Annual Report	11

PCM Fund, Inc. Schedule of Investments

December 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Utilities – 0.6%
	$250	Dynegy Holdings, Inc., 7.125%, 5/15/18 (h)	Caa2/B-	$160,000
	500	Energy Future Holdings Corp., 10.00%, 1/15/20 (a)(c)(h)	Caa3/B	516,887

				676,887

Total Corporate Bonds & Notes (cost-$44,758,014)				49,822,236

ASSET-BACKED SECURITIES – 7.8%
	999	Advanta Business Card Master Trust, 0.511%, 6/20/14, FRN	Ca/CCC-	829,821
	191	Ameriquest Mortgage Securities, Inc., 5.886%, 2/25/33, FRN	Ca/D	14,595
	158	Asset Backed Securities Corp. Home Equity, 3.011%, 6/21/29, FRN	Caa1/NR	34,353
	668	Bayview Financial Acquisition Trust, 0.541%, 12/28/36, FRN	Baa1/BB	471,955
		Bear Stearns Asset Backed Securities Trust,
	118	0.641%, 6/25/36, FRN	NR/BB	89,076
	1,033	3.433%, 7/25/36, VRN	NR/CCC	674,260
	40	CDC Mortgage Capital Trust, 5.361%, 3/25/33, FRN	C/D	544
	1,000	CWALT, Inc., 5.467%, 9/15/39 (a)(c)	NR/NR	975,635
	985	Denver Arena Trust, 6.94%, 11/15/19 (a)(c)	NR/NR	922,760
	577	EMC Mortgage Loan Trust, 0.911%, 2/25/41, FRN (a)(c)	NR/NR	490,873
	359	GE Mortgage Services LLC, 6.705%, 4/25/29, VRN	NR/NR	329,001
	247	GSAA Trust, 0.531%, 6/25/35, FRN	B2/AA+	195,368
	56	Keystone Owner Trust, 9.00%, 1/25/29 (a)(c)	Caa1/NR	51,401
	899	Lehman XS Trust, 5.42%, 11/25/35	A3/AAA	881,570
	2,455	Merrill Lynch First Franklin Mortgage Loan Trust,
		0.501%, 5/25/37, FRN	Ca/CCC	1,147,342
	930	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32, VRN	C/D	266,928
	99	Residential Asset Mortgage Products, Inc., 0.631%, 9/25/32, FRN	Baa3/CCC	62,123
	88	Southern Pacific Secured Asset Corp., 0.601%, 7/25/29, FRN	B3/BB+	52,617
	68	Structured Asset Investment Loan Trust, 4.761%, 10/25/33, FRN	Caa2/CC	6,444
	1,000	UCFC Manufactured Housing Contract, 7.90%, 1/15/28, VRN	Ca/NR	1,142,218
	1,856	UPS Capital Business Credit, 6.010%, 4/15/26, FRN	C/NR	120,260

Total Asset-Backed Securities (cost-$9,668,163)				8,759,144

MUNICIPAL BONDS & NOTES – 1.8%
Arkansas – 0.5%
	865	Little Rock Municipal Property Owners Multipurpose Improvement Dist. No. 10, Special Tax, Capital Improvement Projects, 7.20%, 3/1/32, Ser. B	NR/NR	629,547

Iowa – 0.2%
	240	Dickinson Cnty. Rev., Spirit Lake, 7.75%, 12/1/12, Ser. B	NR/NR	253,267

Virginia – 0.5%
	565	Lexington Industrial Dev. Auth. Rev., 8.00%, 1/1/15, Ser. C	NR/NR	544,818

West Virginia – 0.6%
	945	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	Baa3/BB+	656,501

Total Municipal Bonds & Notes (cost-$2,548,972)				2,084,133

12	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Schedule of Investments

December 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
CONVERTIBLE BONDS – 1.1%
Real Estate Investment Trust – 1.1%
	$1,200	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a)(c) (cost-$1,191,258)	NR/NR	$1,231,500

Shares
COMMON STOCK – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	1,294	SemGroup Corp., Class A (g) (cost-$33,638)		35,152

Units
WARRANTS – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	1,362	SemGroup Corp., expires 11/30/14 (g) (cost-$6,128)		10,555

Principal Amount (000s)
U.S. GOVERNMENT AGENCY SECURITIES – 0.0%
	$8	Federal Housing Administration, 8.36%, 1/1/12 (e) (cost-$8,464)	Aaa/AAA	8,450

SHORT-TERM INVESTMENTS – 8.1%
Corporate Notes (h) – 7.2%
Financial Services – 7.2%
	900	American General Finance Corp., 0.552%, 12/15/11, FRN	B3/B	843,036
		Ford Motor Credit Co. LLC,
	2,000	7.25%, 10/25/11	Ba2/B+	2,067,498
	2,000	9.875%, 8/10/11	Ba2/B+	2,082,184
	2,200	International Lease Finance Corp., 4.95%, 2/1/11	B1/BB+	2,211,000
	1,000	SLM Corp., 0.518%, 10/25/11, FRN	Ba1/BBB-	986,220

Total Corporate Notes (cost-$7,832,657)				8,189,938

U.S. Treasury Bills (f) – 0.6%
	660	0.183%, 6/9/11 (cost-$659,475)		659,554

Asset-Backed Securities (b)(e) – 0.0%
	131	PPM America High Yield CBO Ltd., 1.309%, 6/1/11 (cost-$115,746)	NR/NR	55,663

U.S. Government Agency Securities (f) – 0.0%
	4	Freddie Mac, 0.147%, 2/1/11, FRN (cost-$4,000)	Aaa/AAA	4,000

12.31.10	PCM Fund, Inc. Annual Report	13

PCM Fund, Inc. Schedule of Investments

December 31, 2010 (continued)

Principal Amount (000s)			Value
Repurchase Agreement – 0.3%
	$285	State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $285,000; collateralized by U.S. Treasury Notes, 2.125%, due 5/31/15, valued at $294,930 including accrued interest (cost-$285,000)	$285,000

Total Short-Term Investments (cost-$8,896,878)			9,194,155

Total Investments (cost-$202,205,127) – 188.6%			213,165,502

Liabilities in excess of other assets – (88.6%)			(100,145,179)

Net Assets—100%			$113,020,323

Notes to Schedule of Investments:

*	Unaudited.
(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $59,014,107, representing 52.2% of net assets.
(b)	Illiquid.
(c)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	In default.
(e)	Fair-Valued – Securities with an aggregate value of $1,328,973, representing 1.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(f)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(g)	Non-income producing.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.

Glossary:

CBO	-	Collateralized Bond Obligation
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2010.
IO	-	Interest Only
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
NR	-	Not Rated
VRN	-	Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on December 31, 2010.

14	PCM Fund, Inc. Annual Report	12.31.10	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (cost-$202,205,127)	$213,165,502
Cash	336
Interest receivable	1,925,249
Unrealized appreciation of swaps	1,091,608
Receivable from broker	6,608
Prepaid expenses	1,854
Total Assets	216,191,157

Liabilities:
Payable for reverse repurchase agreements	97,282,738
Dividends payable to stockholders	4,062,068
Swap premiums received	957,933
Payable to broker for cash collateral received	320,000
Unrealized depreciation of swaps	278,508
Investment management fees payable	144,575
Interest payable for reverse repurchase agreements	39,546
Accrued expenses	85,466
Total Liabilities	103,170,834
Net Assets	$113,020,323

Composition of Net Assets :
Common Stock:
Par value ($0.001 per share, applicable to 11,444,425 shares issued and outstanding)	$11,444
Paid-in-capital in excess of par	151,585,044
Dividends in excess of net investment income	(338,254)
Accumulated net realized loss	(50,011,386)
Net unrealized appreciation of investments and swaps	11,773,475
Net Assets	$113,020,323
Net Asset Value Per Share	$9.88

See accompanying Notes to Financial Statements	12.31.10	PCM Fund, Inc. Annual Report	15

PCM Fund, Inc. Statement of Operations

Year ended December 31, 2010

Investment Income:
Interest	$15,270,484

Expenses:
Investment management fees	1,564,191
Interest expense	697,832
Stockholder communications	87,640
Audit and tax services	53,015
Legal fees	47,091
Custodian and accounting agent fees	45,601
Transfer agent fees	34,817
New York Stock Exchange listing fees	21,396
Directors’ fees and expenses	10,339
Insurance expense	3,201
Miscellaneous	2,981
Total Expenses	2,568,104

Net Investment Income	12,702,380

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(788,930)
Swaps	232,932
Net change in unrealized appreciation/depreciation of:
Investments	25,992,712
Swaps	667,889
Net realized and change in unrealized gain on investments and swaps	26,104,603
Net Increase in Net Assets Resulting from Investment Operations	$38,806,983

16	PCM Fund, Inc. Annual Report	12.31.10	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Changes in Net Assets

	Year ended December 31,
	2010	2009
Investment Operations:
Net investment income	$12,702,380	$9,215,948
Net realized loss on investments and swaps	(555,998)	(12,484,991)
Net change in unrealized appreciation/depreciation of investments and swaps	26,660,601	37,466,223
Net increase in net assets resulting from investment operations	38,806,983	34,197,180
Dividends to Stockholders from Net Investment Income	(14,350,337)	(11,743,224)

Capital Share Transactions:
Reinvestment of dividends	273,777	264,306
Total increase in net assets	24,730,423	22,718,262

Net Assets:
Beginning of year	88,289,900	65,571,638
End of year (including dividends in excess of net investment income of $(338,254) and $226,152, respectively)	$113,020,323	$88,289,900

Shares Issued in reinvestment of dividends	29,473	41,000

See accompanying Notes to Financial Statements	12.31.10	PCM Fund, Inc. Annual Report	17

PCM Fund, Inc. Statement of Cash Flows

Year ended December 31, 2010

Decrease in Cash from:

Cash Flows used for Operating Activities:
Net increase in net assets resulting from investment operations	$38,806,983
Adjustments to reconcile net increase in net assets resulting from investment operations to net cash used for operating activities:
Purchases of long-term investments	(91,325,490)
Proceeds from sales of long-term investments	66,124,525
Purchases of short-term portfolio investments, net	(2,861,447)
Net change in unrealized appreciation/depreciation of investments and swaps	(26,660,601)
Net realized loss on investments and swaps	555,998
Net amortization on investments	(1,971,941)
Decrease in receivable for investments sold	403,333
Increase in interest receivable	(446,401)
Decrease in receivable for paydown principal	31,405
Decrease in receivable from broker	11,412
Increase in prepaid expenses	(274)
Decrease in payable for investments purchased	(403,955)
Increase in payable to brokers for cash collateral received	320,000
Increase in periodic and termination payment of swaps, net	793,258
Increase in investment management fees payable	38,708
Increase in interest payable for reverse repurchase agreements	9,904
Decrease in accrued expenses	(29,775)
Net cash used for operating activities*	(16,604,358)

Cash Flows provided by Financing Activities:
Increase in payable for reverse repurchase agreements	28,594,685
Cash dividends paid (excluding reinvestment of dividends of $273,777)	(12,182,931)
Net cash provided by financing activities	16,411,754
Net decrease in cash	(192,604)
Cash at beginning of year	192,940
Cash at end of year	$336
*	Included in operating expenses is cash paid for interest primarily related to participation in reverse repurchase agreement transactions of $687,905.

18	PCM Fund, Inc. Annual Report	12.31.10	See accompanying Notes to Financial Statements

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

1. Organization and Significant Accounting Policies

PCM Fund, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a non-diversified, closed-end management investment company organized as a Maryland corporation. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Global of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has the authority to issue three hundred million shares of $0.001 par value common stock.

The Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities. These securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains from the disposition of investments is a secondary objective of the Fund. There is no guarantee that the Fund will meet its stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

12.31.10	PCM Fund, Inc. Annual Report	19

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasuries are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Municipal Bonds & Notes — Municipal bonds and notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance,

20	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

1. Organization and Significant Accounting Policies (continued)

benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at December 31, 2010 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/10
Investments in Securities – Assets
Mortgage-Backed Securities	—	$140,755,317	$1,264,860	$142,020,177
Corporate Bonds & Notes:
Airlines	—	—	8,242,029	8,242,029
All Other	—	41,580,207	—	41,580,207
Asset-Backed Securities	—	8,759,144	—	8,759,144

12.31.10	PCM Fund, Inc. Annual Report	21

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/10
Municipal Bonds & Notes	—	$2,084,133	—	$2,084,133
Convertible Bonds	—	1,231,500	—	1,231,500
Common Stock	$35,152	—	—	35,152
Warrants	—	—	$10,555	10,555
U.S. Government Agency Securities	—	—	8,450	8,450
Short-Term Investments:
Asset-Backed Securities	—	—	55,663	55,663
All Other	—	9,138,492	—	9,138,492

Total Investments in Securities – Assets	$35,152	$203,548,793	$9,581,557	$213,165,502

Other Financial Instruments* – Assets
Credit Contracts	—	$1,091,608	—	$1,091,608

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(278,508)	—	$(278,508)

Total Investments	$35,152	$204,361,893	$9,581,557	$213,978,602

*	Other Financial Instruments are swap agreements not reflected in the Schedule of Investments which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2010.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2010, was as follows:

	Beginning Balance 12/31/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 12/31/10
Investments in Securities – Assets
Mortgage-Backed Securities	$5,440,288	$(860,794)	$142,031	$489,453	$2,372,617	—	$(6,318,735)	$1,264,860
Corporate Bonds & Notes:
Airlines	3,298,685	(222,070)	18,906	13,222	382,579	$4,750,707	—	8,242,029
Common Stock	33,314	—	—	—	1,837	—	(35,151)	—
Warrants	6,128	—	—	—	4,427	—	—	10,555
U.S. Government Agency Securities	40,161	(31,504)	(25)	(183)	1	—	—	8,450
Short Term Investments:
Asset-Backed Securities	58,579	—	7,088	—	(10,004)	—	—	55,663

Total Investments	$8,877,155	$(1,114,368)	$168,000	$502,492	$2,751,457	$4,750,707	$(6,353,886)	$9,581,557

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.
***	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at December 31, 2010, was $96,702. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

22	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

1. Organization and Significant Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at December 31, 2010. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income to stockholders monthly. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its respective stockholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(f) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(g) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase

12.31.10	PCM Fund, Inc. Annual Report	23

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

1. Organization and Significant Accounting Policies (continued)

commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(i) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund also is exposed to various risks such as, but not limited to, interest rate and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

24	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

2. Principal Risks (continued)

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of equity securities, such as common and preferred stock, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for

12.31.10	PCM Fund, Inc. Annual Report	25

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

2. Principal Risks (continued)

general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security transactions associated with Lehman Brothers Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivable is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund sometimes use derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may

26	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

3. Financial Derivative Instruments (continued)

default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit

12.31.10	PCM Fund, Inc. Annual Report	27

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

3. Financial Derivative Instruments (continued)

default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Fair Value of Derivative Instruments at December 31, 2010

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at December 31, 2010:

Location	Credit Contracts
Asset derivatives:
Unrealized appreciation of swaps	$1,091,608

Liability derivatives:
Unrealized depreciation of swaps	$(278,508)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended December 31, 2010:

Location	Credit Contracts
Net realized gain on:
Swaps	$232,932

Net change in unrealized appreciation/depreciation of:
Swaps	$667,889

28	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

3. Financial Derivative Instruments (continued)

The average volume of derivative instrument activity during the year ended December 31, 2010 was:

Credit Default Swap Agreements(1)
Purchased	Sold
$1,400	$9,187

(1)	Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.80% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including assets attributable to any reverse repurchase agreements and borrowings), minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations, for the year ended December 31, 2010, were $90,357,490 and $52,376,402, respectively. Purchases and sales in U.S. government obligations were $968,000 and $742,542, respectively.

(a) Credit default swap agreements:

Buy protection swap agreements outstanding at December 31, 2010(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s)(4)	Credit Spread(3)*	Termination Date	Payments Made	Market Value(5)	Upfront Premiums Received	Unrealized Depreciation
Bank of America:
American International Group	$3,500	2.09%	3/20/18	(5.00)%	$(623,247)	$(344,739)	$(278,508)

Sell protection swap agreements outstanding at December 31, 2010(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s)(4)	Credit Spread(3)*	Termination Date	Payments Received	Market Value(5)	Upfront Premiums Received	Unrealized Appreciation
Bank of America:
MetLife	$3,500	1.56%	9/20/15	1.00%	$(84,816)	$(235,194)	$150,378
Citigroup:
SLM	1,000	2.12%	12/20/13	5.00%	84,365	(157,500)	241,865

12.31.10	PCM Fund, Inc. Annual Report	29

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

5. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s)(4)	Credit Spread(3)*	Termination Date	Payments Received	Market Value(5)	Upfront Premiums Received	Unrealized Appreciation
Deutsche Bank:
American International Group	$2,000	0.98%	3/20/13	2.10%	$50,717	—	$50,717
SLM	1,000	2.12%	12/20/13	5.00%	84,365	$(122,500)	206,865
SLM	3,000	3.83%	3/20/19	5.35%	284,727	—	284,727
Merrill Lynch:
SLM	700	2.12%	12/20/13	5.00%	59,056	(98,000)	157,056

					$478,414	$(613,194)	$1,091,608

*	Unaudited.
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Open reverse repurchase agreements at December 31, 2010 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	11/23/10	1/5/11	$1,002,739	$1,002,250
	0.50%	12/13/10	1/24/11	2,585,733	2,585,051
	0.65%	12/22/10	1/27/11	2,321,856	2,321,437
	0.95%	12/17/10	2/18/11	2,525,999	2,525,000
	0.96%	12/28/10	1/26/11	353,038	353,000
	0.96%	12/29/10	1/28/11	7,287,583	7,287,000

30	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

5. Investments in Securities (continued)

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Bank	0.50%	12/1/10	1/6/11	$1,653,712	$1,653,000
	0.50%	12/2/10	1/11/11	7,289,036	7,286,000
	0.50%	12/7/10	1/12/11	3,452,198	3,451,000
	0.50%	12/13/10	1/14/11	283,075	283,000
	0.50%	12/14/10	1/21/11	918,230	918,000
	0.50%	12/17/10	1/18/11	2,639,550	2,639,000
	0.70%	11/30/10	1/6/11	3,313,060	3,311,000
	0.70%	12/7/10	1/12/11	1,836,893	1,836,000
	0.70%	12/13/10	1/14/11	1,052,389	1,052,000
	0.70%	12/17/10	1/18/11	2,243,654	2,243,000
	0.70%	12/22/10	1/27/11	3,602,700	3,602,000
	0.865%	12/2/10	1/11/11	5,651,071	5,647,000
Credit Suisse First Boston	0.50%	11/30/10	1/6/11	1,732,770	1,732,000
	0.50%	12/13/10	1/19/11	1,054,278	1,054,000
	0.60%	12/9/10	1/12/11	2,797,072	2,796,000
	0.65%	11/30/10	1/6/11	797,460	797,000
	0.70%	12/6/10	1/12/11	1,104,558	1,104,000
	0.70%	12/17/10	1/12/11	2,700,788	2,700,000
Greenwich Capital Markets	0.50%	11/24/10	1/5/11	1,241,655	1,241,000
	0.764%	12/9/10	1/12/11	7,522,670	7,519,000
	0.861%	12/20/10	1/26/11	10,442,996	10,440,000
	0.864%	12/8/10	1/14/11	1,782,026	1,781,000
	0.864%	12/9/10	1/12/11	3,713,048	3,711,000
	0.961%	12/20/10	1/26/11	419,134	419,000
	0.965%	12/2/10	1/7/11	2,279,832	2,278,000
	1.061%	12/20/10	1/26/11	1,931,683	1,931,000
JPMorgan Chase	0.60%	12/3/10	1/11/11	1,873,905	1,873,000
	0.60%	12/8/10	1/12/11	2,462,985	2,462,000
Morgan Stanley	0.80%	12/3/10	1/11/11	1,537,991	1,537,000
	0.95%	11/24/10	1/5/11	1,914,918	1,913,000

					$97,282,738

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2010 was $88,973,941 at a weighted average interest rate of 0.77%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at December 31, 2010 was $106,574,954.

At December 31, 2010, the Fund held $410,000 in principal value of Corporate Bonds as collateral for open reverse repurchase agreements and $320,000 in cash as collateral for derivative contracts. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

6. Income Tax Information

For the years ended December 31, 2010 and December 31, 2009, the tax character of dividends paid of $14,350,337 and $11,743,224, respectively, were comprised entirely from ordinary income.

At December 31, 2010, distributable earnings of $197,925 was comprised entirely from ordinary income.

12.31.10	PCM Fund, Inc. Annual Report	31

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

6. Income Tax Information (continued)

For the year ended December 31, 2010, permanent “book-tax” differences was primarily attributable to the differing treatment of swap payments, paydowns, sales of “Interest Only” securities and expiration of capital loss carryforwards. These adjustments were to decrease paid-in-capital in excess of par by $1,497,826, decrease dividends in excess of net investment income by $1,083,551 and decrease accumulated net realized losses by $414,275.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended December 31, 2010, the Fund received $299,378 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

At December 31, 2010, the Fund had a capital loss carryforward of $49,541,807, which will expire as follows and are available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

Amount	Expiration
$5,072,807	2011
3,915,495	2012
21,701,310	2015
915,674	2016
16,341,118	2017
1,595,403	2018

At December 31, 2010, capital losses of $1,497,826 expired.

The cost basis of portfolio securities for federal income tax purposes is $202,972,709. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $20,576,120; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $10,383,327; and net unrealized appreciation for federal income tax purposes is $10,192,793. The difference between book and tax depreciation is primarily attributable to the basis adjustments to “Interest Only” securities held by the fund and differences in the book and tax treatment of a corporate reorganization to which the fund was party.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

32	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Notes to Financial Statements

December 31, 2010

7. Legal Proceedings (continued)

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO. In settling this matter, PIMCO denies any liability. This settlement is purely private in nature and not a regulatory matter.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

8. Subsequent Events

On January 3, 2011, a dividend of $0.08 per share was declared to stockholders payable February 1, 2011 to stockholders of record on January 13, 2011.

On February 1, 2011, a dividend of $0.08 per share was declared to stockholders payable March 1, 2011 to stockholders of record on February 11, 2011.

12.31.10	PCM Fund, Inc. Annual Report	33

PCM Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each year:

	Year ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$7.73	$5.77	$11.28	$11.85	$11.94
Investment Operations:
Net investment income	1.12	0.81	0.48 (1)	0.80 (1)	0.90 (1)
Net realized and change in unrealized gain (loss) on investments and swaps	2.29	2.18	(4.84)	(0.48)	0.14
Total from investment operations	3.41	2.99	(4.36)	0.32	1.04
Dividends to Stockholders from Net investment income	(1.26)	(1.03)	(1.15)	(0.89)	(1.13)
Net asset value, end of year	$9.88	$7.73	$5.77	$11.28	$11.85
Market price, end of year	$10.80	$7.97	$6.13	$10.25	$14.40
Total Investment Return (2)	54.01%	52.01%	(30.79)%	(23.17)%	11.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of year (000s)	$113,020	$88,290	$65,572	$128,092	$134,259
Ratio of expenses to average net assets, including interest expense (3)	2.41%	2.67%	4.22%	4.03%	3.69%
Ratio of expenses to average net assets, excluding interest expense	1.75%	1.71%	1.67%	1.08%	1.03%
Ratio of net investment income to average net assets	11.91%	12.86%	5.24%	6.94%	7.64%
Portfolio turnover	28%	57%	23%	17%	21%

(1)	Calculated on average of shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(3)	Interest expense relates to participation in reverse repurchase agreement transactions.

34	PCM Fund, Inc. Annual Report	12.31.10	See accompanying Notes to Financial Statements

PCM Fund, Inc. Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of PCM Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PCM Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2011

12.31.10	PCM Fund, Inc. Annual Report	35

PCM Fund, Inc. Annual Stockholder Meeting Results/Changes to Board of

Directors/Proxy Voting Policies & Procedures (unaudited)

Annual Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on April 14, 2010 which was adjourned to April 21, 2010. Stockholders voted as indicated below:

		For	Against	Abstain	Broker Non-votes
Proposal 1:
	To consider the Liquidation of the Fund	174,748	4,560,046	122,824	5,370,343

The proposal to liquidate did not pass.

		Affirmative	Withheld Authority
Proposal 2:
	Election/Re-election of Directors
	Election of James A. Jacobson – Class I to serve until 2013	9,997,574	230,387
	Re-election of William B. Ogden, IV – Class I to serve until 2013	9,985,543	242,418

The other members of the Board of Directors at the time of the meeting, namely, Paul Belica, Hans. W. Kertess, R. Peter Sullivan, III and John C. Maney* continued to serve as Directors of the Fund.

*	Interested Director

Changes to Board of Directors:

Robert E. Connor served as a Director of the Fund until his death on April 8, 2010.

Effective June 22, 2010, the Fund’s Board of Directors appointed Alan Rappaport as a Class III Director of the Fund to serve until 2011.

R. Peter Sullivan, III retired from the Fund’s Board of Directors effective July 31, 2010.

Effective September 21, 2010, the Fund’s Board of Directors appointed Bradford K. Gallagher as a Class II Director of the Fund to serve until 2011.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

36	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with stockholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ personal information. To ensure our stockholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing stockholders’ needs to be served.

Obtaining Personal Information

In the course of providing stockholders with products and services, we may obtain non-public personal information about stockholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from stockholder transactions, from a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by stockholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a stockholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on stockholder satisfaction. These companies may have access to a stockholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a stockholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a stockholder has chosen to invest. In addition, we may disclose information about a stockholder or stockholder’s accounts to a non-affiliated third party only if we receive a stockholder’s written request or consent.

Sharing Information with Affiliates

We may share stockholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a stockholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a stockholder and may include, for example, a stockholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a stockholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share stockholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In addition, we have physical, electronic and procedural safeguards in place to guard a stockholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a stockholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

12.31.10	PCM Fund, Inc. Annual Report	37

PCM Fund, Inc. Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Stockholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Stock by BNY Mellon, as agent for the Common Stockholders (the “Plan Agent”), unless the stockholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the stockholder. In the case of record stockholders such as banks, brokers or other nominees that hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Stock certified from time to time by the record stockholder as representing the total amount registered in such stockholder’s name and held for the account of beneficial owners who are to participate in the Plan. Stockholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct stockholder, to the record holder by BNY Mellon, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Stock you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions that would be incurred upon the purchase of Common Stock on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Stock on the payment date or (ii) 95% of the market price per Common Stock on the payment date; or

(2)	If on the payment date the net asset value of the Common Stock is greater than the market price per Common Stock plus estimated brokerage commissions that would be incurred upon the purchase of Common Stock on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Stock with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s stockholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

38	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:
The address of each director is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Directors since: 2008

Director since: 2008

Term of office: Expected to stand for re-election at 2011 annual meeting of stockholders.

Trustee/Director of 54 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica

Date of Birth: 9/27/21

Director since: 2008

Term of office: Expected to stand for re-election at 2012 annual meeting of stockholders.

Trustee/Director of 54 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Bradford K. Gallagher

Date of Birth: 2/28/44

Director since: 2010

Term of office: Expected to stand for election at 2011 annual meeting of stockholders.

Trustee/Director of 54 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006).

James A. Jacobson

Date of Birth: 2/3/45

Director since: 2009

Term of office: Expected to stand for re-election at 2013 annual meeting of stockholders.

Trustee/Director of 54 funds in Fund Complex

Trustee/Director of 16 funds in the Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

12.31.10	PCM Fund, Inc. Annual Report	39

PCM Fund, Inc. Board of Directors (continued) (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:

John C. Maney†

Date of Birth: 8/3/59

Director since: 2008

Term of office: Expected to stand for re-election at 2011 annual meeting of stockholders.

Trustee/Director of 79 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

William B. Ogden, IV

Date of Birth: 1/11/45

Director since: 2008

Term of office: Expected to stand for re-election at 2013 annual meeting of stockholders.

Trustee/Director of 54 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Date of Birth: 3/13/53

Director since: 2010

Term of office: Expected to stand for election at 2011 annual meeting of stockholders.

Trustee/Director of 54 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

†	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

40	PCM Fund, Inc. Annual Report	12.31.10

PCM Fund, Inc. Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2008	Managing Director, Head of Mutual Fund Services Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 50 funds in the Fund Complex and Treasurer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2008	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 79 funds in the Fund Complex; Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2008	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2008	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 79 funds in the Funds Complex and of The Korea Fund, Inc.. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2008	Senior Vice President, Chief Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and of The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2008	Senior Paralegal, Allianz Global Investors of America, L.P.; Assistant Secretary of 79 funds in the Fund Complex.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2008	Assistant Secretary of 79 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

12.31.10	PCM Fund, Inc. Annual Report	41

Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Kathleen A. Chapman
Assistant Secretary

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106-2797

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of the PCM Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of stock of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ613AR_123110

AGI_2011_01_26_0353

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b) The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in 2009 and $50,000 in 2010.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2009 and $0 in 2010. These services consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,425 in 2009 and $14,700 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PCM Fund, Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to provided,

•	the fees to be charged in connection with the services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $2,078,875 and the 2010 Reporting Period was $5,204,280.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson and Bradford K. Gallagher.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item I of this form.

(b) Not applicable due to no such divestments during the period covered since the previous Form N-CSR filing.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PCM FUND, INC.

(the “Fund”)

PROXY VOTING POLICY

1.	It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policies of the Fund’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Fund with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Fund with proxy voting authority and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Fund’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Directors, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Fund’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of March 3, 2011, the following individual has primary responsibility for the day-to-day implementation of the PCM Fund, Inc. (“PCM” or the “Fund”):

Dan J. Ivascyn

Mr. Ivascyn has been the portfolio manager since October 2002. Mr. Ivascyn is a managing director, a member of the Executive Committee and portfolio manager of Pacific Investment Management Company LLC (“PIMCO”) in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 19 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of December 31, 2010, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Dan J. Ivascyn	PCM	6	5,930.07	8	788.06*	14	27,180.20**

*	Of these other Pooled Investment Vehicles, 2 accounts totaling $413.01 million in assets pay an advisory fee that is based in part on the performance of the accounts.
**	Of these Other Accounts, 1 account totaling $1,543.99 million in assets pays an advisory fee that is based in part on the performance of the accounts.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of the Fund’s Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues. The policies and procedures are reviewed by PIMCO’s Chief Compliance Officer on a monthly basis and administered and enforced with the support of PIMCO’s Compliance group.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of December 31, 2010, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary – Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

•

Performance Bonus – Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

•

Equity or Long Term Incentive Compensation – Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of December 31, 2010.

PCM Fund, Inc.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan J. Ivascyn	$500,001 - $1,000,000

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies — None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PCM Fund, Inc.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date March 3, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date March 3, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date March 3, 2011